UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2007

___________

SPORTSQUEST, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	033-09218 (Commission File Number)	22-2742564 (I.R.S. Employer Identification No.)

801 International Parkway, 5th floor Lake Mary, Florida (Address of principal executive offices)	32746 (Zip Code)

Registrant’s telephone number, including area code: (757) 572-9241

Air Brook Airport Express, Inc.

115 West Passaic Street, Rochelle Park, New Jersey 07662

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

SportsQuest, Inc. (formerly known as Air Brook Airport Express, Inc.) (the “Company”) has entered into the material definitive agreements described below.

Loan Facility. On August 16, 2007, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”), dated as of August 16, 2007, by and among the Company and AJW Partners, LLC, AJW Master Fund, Ltd. and New Millennium Capital Partners II, LLC (collectively, the “Air Brook Investors”). The transactions contemplated by the Purchase Agreement will result in a funding of a total of $1,500,000 into the Company. The Company completed these transactions on August 16, 2007. A copy of the Purchase Agreement is being filed as Exhibit 10.1 to this report and is incorporated by reference into this Item 1.01.

The Purchase Agreement provided for the sale by the Company to the Air Brook Investors of callable secured convertible notes with an aggregate face amount of $1,500,000, plus interest (the “Facility Notes”). The Air Brook Investors purchased from the Company at closing Facility Notes with an aggregate face amount of $500,000 and are required to purchase additional Facility Notes with an aggregate face amount of $500,000 from the Company upon each of (i) the filing of the registration statement required by the Registration Rights Agreement and (iii) the declaration of effectiveness of such registration statement by the Securities and Exchange Commission. The Facility Notes accrue interest at a rate of 8% per year, require quarterly interest payments in certain circumstances related to the market price of the Company’s common stock, and are due and payable on August 16, 2010 (the “Maturity Date”). The Company is not required to make any principal payments until the Maturity Date, but it has the option to prepay the amounts due under the Facility Notes in whole or in part at any time, subject to the payment of varying prepayment penalties depending on the time of such prepayment, as set forth in the Facility Notes. The Facility Notes are convertible into common stock of the Company at a discount to the then current fair market value of the Company’s common stock, as set forth in the Facility Notes. A copy of the form of Facility Note is being filed as Exhibit 10.2 to this report and is incorporated by reference into this Item 1.01.

In addition, the Purchase Agreement provided for the issuance by the Company to the Air Brook Investors of warrants to purchase 10,000,000 shares of the Company’s common stock (the “Warrants”). Each Warrant permits its holder to acquire shares of the Company’s common stock at an exercise price of $0.25 per share at any time through August 16, 2014. A copy of the form of Warrant is being filed as Exhibit 10.3 to this report and is incorporated by reference into this Item 1.01.

As a condition to entering into the Purchase Agreement, the Company and the Air Brook Investors entered into a Registration Rights Agreement, dated as of August 16, 2007. As set forth in the Registration Rights Agreement, the Company has agreed to file a registration statement with the Securities and Exchange Commission, within 30 days, to cover the resale by the Air Brook Investors of the shares of the Company’s common stock into which the Facility Notes are convertible. The Company has further agreed to use its best efforts to have such registration statement declared effective and to keep such registration statement effective until the earlier of (i) the date on which all of the securities covered by the registration statement have been sold and (ii) the date on which such securities may be immediately sold to the public without registration or restriction. The Company has also granted piggyback registration rights to the Air Brook Investors, to the extent that it files a registration statement for its own account, for the same period. A copy of the Registration Rights Agreement is being filed as Exhibit 10.4 to this report and is incorporated by reference into this Item 1.01.

Loan to Lextra Management Group, Inc. On August 16, 2007, the Company loaned $500,000 to Lextra Management Group, Inc. (“Lextra”), as set forth in a callable secured note (the “Lextra Note”) containing terms substantially similar to the Facility Notes. The Lextra Note, however, does not contain any provision for the outstanding amount due under it to be converted into Lextra’s stock. A copy of the Lextra Note is being filed as Exhibit 10.5 to this report and is incorporated by reference into this Item 1.01.

Assumption of Debt of Greens Worldwide Incorporated. On August 17, 2007, the Company entered into a Stock Issuance, Assumption and Release Agreement (the “Assumption Agreement”), by and among the Company and Greens Worldwide Incorporated (“Greens Worldwide”) and AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC (collectively, the “Greens Worldwide Investors”). The transactions contemplated by the Assumption Agreement include the following:

•	The issuance by Greens Worldwide of 390,000 shares of its Series A Convertible Preferred Stock, par value $10.00 per share (the “Series A Preferred Stock”), to the Company; and

•

The assumption by the Company of 50% of Greens Worldwide’s indebtedness to the Greens Worldwide Investors under a Securities Purchase Agreement, dated as of March 22, 2007, by and among Greens Worldwide and the Greens Worldwide Investors (the “Greens Worldwide Agreement”).

A copy of the Assumption Agreement is being filed as Exhibit 10.6 to this report and is incorporated by reference into this Item 1.01.

The transactions contemplated by the Greens Worldwide Agreement had resulted in a new funding of $625,000 into Greens Worldwide and a restructuring of Greens Worldwide’s relationship with the Greens Worldwide Investors. The Greens Worldwide Agreement provided for the sale by Greens Worldwide to the Greens Worldwide Investors of callable secured convertible notes with an aggregate face amount of $7,807,500, including interest. Such notes were due and payable on March 22, 2010 (the “Maturity Date”). Greens Worldwide was not required to make any payments until the Maturity Date, but it had the option to prepay the amounts due under the notes in whole or in part at any time. The notes were convertible into common stock of Greens Worldwide at a 75% discount to the then current fair market value of Greens Worldwide’s common stock as defined in the notes.

Under the terms of the Assumption Agreement, the Greens Worldwide Investors will release Greens Worldwide from its obligations under the notes described above. In consideration for such release, the Company will issue to the Air Brook Investors (who are the successors to the Greens Worldwide Investors) callable secured convertible notes with an aggregate face amount of $3,903,750, including interest (collectively, the “Assumption Notes”), and Greens Worldwide will issue to the Air Brook Investors callable secured convertible notes with an aggregate face amount of $3,903,750, including interest. The Assumption Notes have the same terms and conditions as the notes described above, except that the Assumption Notes are convertible into the Company’s common stock. A copy of the form of the Assumption Notes is being filed as Exhibit 10.7 to this report and is incorporated by reference into this Item 1.01.

The transactions contemplated by the Assumption Agreement were completed on August 17, 2007.

Purchase of Assets of Lextra. On August 21, 2007, the Company entered into an Asset Purchase Agreement with Lextra. The transactions contemplated by the Asset Purchase Agreement include the following:

•	The purchase by the Company of all of the assets of Lextra;

•	The issuance of 2,000,000 shares of the Company’s common stock to Lextra; and

•	The forgiveness of the $500,000 due to the Company under the Lextra Note.

The transactions contemplated by the Asset Purchase Agreement were completed on August 21, 2007. A copy of the Asset Purchase Agreement is being filed as Exhibit 10.8 to this report and is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The terms of the Facility Notes and the Assumption Notes are set forth in Item 1.01 above and are incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

On August 17, 2007, the Company issued 2,000,000 shares of its common stock to Lextra in exchange for all of Lextra’s assets under the Asset Purchase Agreement. The terms of this transaction are set forth in Item 1.01 above and are incorporated by reference into this Item 3.02. The Company relied upon Section 4(2) of the Securities Act of 1933, as amended, for the exemption from registration for the sale of such shares.

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 20, 2007, the Company amended its Certificate of Incorporation to change its name from “Air Brook Airport Express, Inc.” to “SportsQuest, Inc.”

A copy of the Certificate of Amendment to the Company’s Certificate of Incorporation is being filed as an exhibit to this report and is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Air Brook Airport Express, Inc., dated August 20, 2007.

10.1	Securities Purchase Agreement by and among Air Brook Airport Express, Inc., AJW Partners, LLC, AJW Master Fund, Ltd. and New Millennium Capital Partners II, LLC dated August 16, 2007.

10.2	Form of Callable Secured Convertible Note by Air Brook Airport Express, Inc. and issued to each of AJW Partners, LLC, AJW Master Fund, Ltd. and New Millennium Capital Partners II, LLC.

10.3	Form of Stock Purchase Warrant by Air Brook Airport Express, Inc. and issued to each of AJW Partners, LLC, AJW Master Fund, Ltd. and New Millennium Capital Partners II, LLC.

10.4	Registration Rights Agreement by and among Air Brook Airport Express, Inc., AJW Partners, LLC, AJW Master Fund, Ltd. and New Millennium Capital Partners II, LLC dated August 16, 2007.

10.5	Callable Secured Note by Lextra Management Group, Inc. and issued to Air Brook Airport Express, Inc.

10.6

Stock Issuance, Assumption and Release Agreement by and among Greens Worldwide Incorporated, Air Brook Airport Express, Inc., AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC dated August 17, 2007.

10.7	Form of Promissory Note by Air Brook Airport Express, Inc. and issued to each of AJW Partners, LLC, AJW Master Fund, Ltd. and New Millennium Capital Partners II, LLC.

10.8	Asset Purchase Agreement by and between SportsQuest, Inc. and Lextra Management Group, Inc. dated August 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSQUEST, INC.

Date:	August 22, 2007	By /s/ R. Thomas Kidd

R. Thomas Kidd

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Air Brook Airport Express, Inc., dated August 20, 2007.

10.1	Securities Purchase Agreement by and among Air Brook Airport Express, Inc., AJW Partners, LLC, AJW Master Fund, Ltd. and New Millennium Capital Partners II, LLC dated August 16, 2007.

10.2	Form of Callable Secured Convertible Note by Air Brook Airport Express, Inc. and issued to each of AJW Partners, LLC, AJW Master Fund, Ltd. and New Millennium Capital Partners II, LLC.

10.3	Form of Stock Purchase Warrant by Air Brook Airport Express, Inc. and issued to each of AJW Partners, LLC, AJW Master Fund, Ltd. and New Millennium Capital Partners II, LLC.

10.4	Registration Rights Agreement by and among Air Brook Airport Express, Inc., AJW Partners, LLC, AJW Master Fund, Ltd. and New Millennium Capital Partners II, LLC dated August 16, 2007.

10.5	Callable Secured Note by Lextra Management Group, Inc. and issued to Air Brook Airport Express, Inc.

10.6

Stock Issuance, Assumption and Release Agreement by and among Greens Worldwide Incorporated, Air Brook Airport Express, Inc., AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC dated August 17, 2007.

10.7	Form of Promissory Note by Air Brook Airport Express, Inc. and issued to each of AJW Partners, LLC, AJW Master Fund, Ltd. and New Millennium Capital Partners II, LLC.

10.8	Asset Purchase Agreement by and between SportsQuest, Inc. and Lextra Management Group, Inc. dated August 21, 2007.